SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 18, 2003

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)

            DELAWARE                     0-26483                 94-3236309
(State or other jurisdiction of       (Commission           (I.R.S. Employer
incorporation or organization)        File Number)        Identification Number)

             1000 MARINA BLVD., SUITE 200 BRISBANE, CALIFORNIA 94005
                  (Address of Principal Administrative Offices)

        Registrants Telephone Number, Including Area Code: (650) 624-1000

Item 5. Other Events.

On July 18, 2003, at the 2003 Annual Meeting of Stockholders, the stockholders of VaxGen, Inc. (the "Company") were asked to vote on the following five items:

      1. To elect eight directors, Lance K. Gordon, Donald P. Francis, Phillip W. Berman, David W. Beier, Randall L-W. Caudill, Stephen C. Francis, Michel Greco and William D. Young to serve until the Company's 2004 Annual Meeting of Stockholders or until their earlier retirement, resignation or removal;

      2. To approve the amendment to the Company's 2001 Employee Stock Purchase Plan (the "Plan"), to increase the aggregate number of shares of Common Stock authorized for issuance under the Plan by 300,000 shares;

      3. To consider and vote on the potential issuance of additional shares of the Company's Common Stock to certain investors on conversion of the Company's outstanding Series A Preferred Stock and on exercise of outstanding warrants to purchase the Company's Common Stock that were issued in connection with a private placement in May 2001, to the extent that such stock issuances would require stockholder approval under the rules of the Nasdaq National Market;

      4. To ratify the form of Indemnification Agreement entered into between the Company and its officers and directors; and

      5. To ratify the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2003.

The results of the matters presented at the annual meeting, were as follows:

      1. Lance K. Gordon, Donald P. Francis, Phillip W. Berman, David W. Beier, Randall L-W. Caudill, Stephen C. Francis, Michel Greco and William D. Young were elected as directors of the Company to serve until the 2004 Annual Meeting of Stockholders as follows:

                                        For               Withheld
                                        ----------        --------
            Lance K. Gordon             16,271,932        112,832
            Donald P. Francis           16,203,101        181,663
            Phillip W. Berman           16,293,152         91,612
            David W. Beier              16,269,301        115,463
            Randall L-W. Caudill        16,270,401        114,363
            Stephen C. Francis          16,269,190        115,574
            Michel Greco                16,293,142         91,622
            William D. Young            16,271,101        113,663

      2. The approval of the amendment to the Plan, to increase the aggregate number of shares of Common Stock authorized for issuance under the Plan by 300,000 shares was approved as follows:

            For                        Against                   Abstain
            ----------                 -------                   -------
            16,214,043                 161,944                   8,776

      3. The approval of the potential issuance of additional shares of the Company's Common Stock to certain investors on conversion of the Company's outstanding Series A Preferred Stock and on exercise of outstanding warrants to purchase the Company's Common Stock that were issued in connection with a private placement in May 2001, to the extent that such stock issuances would require stockholder approval under the rules of the Nasdaq National Market was approved as follows:

            For                        Against                   Abstain
            ----------                 -------                   -------
            1,750,956                  201,606                   15,420

      4. The ratification of the form of Indemnification Agreement entered into between the Company and its officers and directors was approved as follows:

            For                        Against                   Abstain
            ----------                 -------                   -------
            16,212,526                 144,532                   27,705

      5. The ratification of KPMG LLP as the Company's independent auditors for the 2003 fiscal year was approved as follows:

            For                        Against                   Abstain
            ----------                 -------                   -------
            16,358,983                 21,654                    4,127

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  VaxGen, Inc.
                                                  (Registrant)


Dated: July 22, 2003
                                                  By: /s/: Carter Lee
                                                      ------------------------
                                                      Carter Lee
                                                      Senior Vice President
                                                      Finance & Administration